================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              AML Communications
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 27, 1997

Dear Stockholder:

You are cordially invited to attend the 1997 Annual Meeting of Stockholders of AML Communications, Inc., which will be held on Wednesday, August 27, 1997, at 10:00 a.m. at the Courtyard by Marriott Hotel, 4994 Verdugo Way, Camarillo, California 93012.

At the Annual Meeting, stockholders will be asked to consider the following proposals:

     1. To elect two Class II directors as described in the accompanying Proxy Statement to hold office until the 2000 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

     2. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on July 15, 1997, as the Record Date for the determination of stockholders entitled to notice of and to vote at the meeting. Only stockholders of record as of that time are entitled to such notice and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be open to examination by any stockholder for any purpose germane to the Annual Meeting during normal business hours from August 15, 1997 until August 27, 1997, at the Company's offices located at 1000 Avenida Acaso, Camarillo, California.

All of the Company's stockholders are invited to attend the Annual Meeting.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE PRE-ADDRESSED ENVELOPE PROVIDED WITH THIS NOTICE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU SEND IN YOUR PROXY TO THE MEETING.

                         By Order of the Board of Directors,


                         /s/ Edwin J. McAvoy
                         -----------------------
                         Edwin J. McAvoy
                         Secretary

Camarillo, California
July 24, 1997

                                PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS
                                August 27, 1997
                  Approximate date of mailing: July 24 , 1997

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of AML Communications, Inc. (the "Company" or "AML") of proxies for use at the 1997 Annual Meeting of Stockholders of AML Communications, Inc. (the "Annual Meeting") to be held on Wednesday, August 27, 1997 at 10:00 a.m. at the Courtyard by Marriott Hotel, 4994 Verdugo Way, Camarillo, California 93012 and at any adjournment or postponement thereof.

                                 VOTING RIGHTS

Stockholders of record of AML as of the close of business on July 15, 1997 (the "Record Date") have the right to receive notice of and to vote at the Annual Meeting. On June 30, 1997, AML had issued and outstanding 6,168,051 shares of Common Stock, $.01 par value (the "Common Stock"), the only class of voting securities outstanding.

Each stockholder of record as of the Record Date will be entitled to one vote for each share of Common Stock held as of the Record Date. The presence at the Annual Meeting in person or by proxy of a majority of the shares of Common Stock outstanding as of the Record Date will constitute a quorum for transacting business. Abstentions are counted for purposes of determining the presence of a quorum for the transaction of business. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on proposals other than the election of directors, and will be counted as present for purposes of the item on which the abstention is noted, and therefore counted in the tabulation of the votes cast on a proposal with the effect of a negative vote. Under applicable Delaware law, broker non-votes are not counted for purposes of determining the votes cast on a proposal.

                        PERSONS MAKING THE SOLICITATION

The Proxy is solicited on behalf of the Board of Directors of the Company. The only solicitation materials to be sent to stockholders will be this Proxy Statement and the accompanying Proxy. The Board of Directors does not intend to use specially engaged employees or paid solicitors. The Board of Directors also intends to solicit Proxies held on behalf of stockholders by brokers, dealers, banks and voting trustees or their nominees. The Company will pay all reasonable expenses by such holders for mailing the solicitation material to the stockholders for whom they hold shares. All solicitation expenses are being paid by the Company.

                              TERMS OF THE PROXY

The enclosed Proxy indicates the matters to be acted upon at the Annual Meeting and provides a box to be marked to indicate the manner in which the stockholder's shares are to be voted with respect to such matters. By appropriately marking the boxes, a stockholder may specify, with respect to the election of directors, whether the Proxy holder shall vote for or be without authority to vote on any or all candidates; and with respect to all other matters, whether the Proxy holder shall vote for or against or be without authority to vote on such matters.

The Proxy also confers upon the holders thereof discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

Where a stockholder has appropriately directed how the Proxy is to be voted, the shares will be voted in accordance with the stockholder's direction. In the absence of instructions, shares represented by valid Proxies will be voted for the two nominees for director. If any other matters are properly presented at the Annual Meeting, the persons named in the Proxy will vote or refrain from voting in accordance with their best judgment. A Proxy may be revoked at any time prior to its exercise by giving written notice of the revocation thereof to the Corporate Secretary of the Company or by filing a duly executed Proxy bearing a later date. Stockholders may also vote in person if they attend the Annual Meeting even though they have executed and returned a Proxy.

The Company's principal executive offices are located at 1000 Avenida Acaso, Camarillo, California 93012 and its phone number is (805) 388-1345.

                            PRINCIPAL STOCKHOLDERS

The following table sets forth certain information with respect to the beneficial ownership of the Common Stock of the Company as of June 30, 1997, by
(i) each person known to the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) each Director of the Company, (iii) the Chief Executive Officer and the three most highly compensated officers (collectively, the "Named Executive Officers") and (iv) all Directors and executive officers as a group. Except as otherwise noted, each named beneficial owner has sole voting and investment power with respect to the shares owned.

                                                    AMOUNT AND
                                                     NATURE OF
                                                    BENEFICIAL       PERCENT OF
                                                     OWNERSHIP      OUTSTANDING
                                                     OF COMMON         COMMON
BENEFICIAL OWNER                                      STOCK           STOCK (1)
----------------                                  ---------------   ------------
Jacob Inbar (2)                                   1,288,971(3)(4)      20.4%
Tiberiu Mazilu (2)                                  936,439(5)         15.2%
Edwin McAvoy(2)                                     377,879(6)          6.1%
Scott Behan(2)                                      153,536             2.5%
David Derby(2)                                        1,875(7)            *
Richard Flatow(2)                                     5,625(8)            *
All current executive officers and directors
as a group (8 persons) (9)                        2,795,875            44.1%

*Represents less than 1%.

(1) Applicable percentage of ownership is based on 6,168,051 shares of Common Stock outstanding as of June 30, 1997, together with applicable options for such stockholder exercisable within 60 days. Shares of Common Stock subject to options exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(2) The address of such person is 1000 Avenida Acaso, Camarillo, California
93012.

(3) Includes 145,764 shares issuable pursuant to options exercisable within 60 days.

(4) All shares, other than option shares issuable pursuant to options, are held in the Inbar Trust U/A/D 3/13/90. Mr. Inbar and his wife, Catherine Inbar, are the trustees with shared voting power with respect to such shares.

(5) Includes 168,867 shares owned by Dr. Mazilu's minor child, beneficial ownership of which is expressly disclaimed by Dr. Mazilu.

(6) All shares, other than option shares, are held in the Ed and Marlene McAvoy Trust. Mr. McAvoy and his wife, Marlene McAvoy, are trustees with shared voting power with respect to such shares. Includes 6,276 shares owned by Mr. McAvoy's adult child residing in the same household, beneficial ownership of which is expressly disclaimed by Mr. McAvoy.

(7) Includes 1,875 shares issuable pursuant to options exercisable within 60 days.

(8) Includes 5,625 shares issuable pursuant to options exercisable within 60 days.

(9) Includes 168,540 shares issuable pursuant to options exercisable within 60 days.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS


The Board of Directors of the Company is divided into three classes, Class I, Class II and Class III, each serving for three-year terms, which are staggered to provide for the election of approximately one-third of the Board members each year. Two Class II directors are to be elected at the Annual Meeting to hold office until the 2000 Annual Meeting of Stockholders and until their successors have been elected and qualified. E ach Proxy, unless otherwise specified, will be voted for the election to the Board of Directors for each of the two nominees set forth below. Directors shall be elected by a plurality of the votes of shares present in person or represented by proxy at the meeting.

In the event that either of the nominees for directors listed below should become unavailable for election for any reason, the persons named in the accompanying Proxy have the right to use their discretion to vote for such other person as may be determined by the holders of such proxies. To the best of the Company's knowledge, both nominees are and will be available to serve.

The following table sets forth the name and age of each nominee for director, and each other present director whose term of office does not expire in 1997, the year he was first elected as a director and his positions held with the Company.

NOMINEES FOR TERMS EXPIRING IN 2000:

                                                            Director   Term to
        Name                 Age         Positions           Since     Expire
        ----                 ---         ---------          --------   -------
Tiberiu Mazilu, Ph.D.         51   Vice President, Custom     1987      2000
                                   Products and Director
David A. Derby                56   Director                   1995      2000

DIRECTORS WHOSE TERMS EXPIRE IN OR AFTER 1998 AND WHO ARE NOT CURRENTLY NOMINEES FOR RE-ELECTION:

Jacob Inbar                   48   President, Chief           1986      1998
                                   Executive Officer and
                                   Chairman of the Board
Edwin J. McAvoy               53   Vice President, Sales      1986      1999
                                   and Marketing and
                                   Director
Richard W. Flatow             56   Director                   1995      1999

BACKGROUND OF THE NOMINEES AND DIRECTORS

  JACOB INBAR is a co-founder of the Company and has served as its President, Chief Executive Officer and as a Director since its incorporation in November 1986. Mr. Inbar has served as the Company's Chairman of the Board since September 1995. Prior to founding the Company, in 1981 Mr. Inbar was a founder of California Amplifier, Inc. (NASDAQ--CAMP), a manufacturer of microwave amplifier products, and served as its President and Chief Executive Officer until 1985. Mr. Inbar holds a B.S. in Electrical Engineering from Ben Gurion University, Israel and an M.B.A. from California Lutheran University.

  TIBERIU MAZILU, PH.D. is a co-founder of the Company and has served as its Vice President, Custom Products and as a Director since January 1987. Dr. Mazilu served as the Company's Chairman of the Board from January 1987 until September 1995. Prior to founding the Company, Dr. Mazilu was a Research and Development Group Leader for Hughes Aircraft and Missile Systems Group from 1981 to 1986. Dr. Mazilu holds a Ph.D. in Electrical Engineering, with a specialty in electromagnetics, from the University of California, Los Angeles.

  EDWIN J. MCAVOY is a co-founder of the Company and has served as its Vice President, Sales and Marketing and as a Director since its incorporation in November 1986. Prior to joining the Company, Mr. McAvoy held several positions, including Director of Marketing, at Dataproducts Corporation, a manufacturer of printers for the computer industry from 1971 to 1986. Mr. McAvoy holds a B.S. degree in Applied Engineering from Technical College, Grimsby, England.

  DAVID A. DERBY has been a Director of the Company since December 1995, and has been President, Chief Executive Officer and a director of Datron Systems Incorporated, a manufacturer of radio and satellite communication systems and products, since May 1982.

  RICHARD W. FLATOW has been a Director of the Company since December 1995 and has been the President of RWF Enterprises, a management consulting firm, since 1994. From 1993 to 1994, Mr. Flatow was President and Chief Executive Officer of Futurekids, Inc., a franchiser of computer training for children. From 1991 to 1993, Mr. Flatow was a Managing Partner and Senior Consultant for Hankin & Co., a middle-market management consulting firm. From 1986 to 1990, Mr. Flatow was Chairman, President and Chief Executive Officer for Avalon Marketing, Inc., a consumer products holding company.


COMMITTEES OF THE BOARD

The Board of Directors has delegated certain of its authority to a Compensation Committee and an Audit Committee. Both Committees are composed of Messrs. Flatow and Derby, with Mr. Flatow serving as chairman of the Compensation Committee and Mr. Derby serving as chairman of the Audit Committee. No member of either committee is a former or current officer or employee of the Company.

The Compensation Committee reviews executive salaries and administers any bonus, incentive compensation and stock option plans of the Company, including the Company's 1995 Stock Incentive Plan. In addition, the Compensation Committee consults with management of the Company regarding pension and other benefit plans, and compensation policies and practices of the Company.

The Audit Committee reviews the professional services provided by the Company's independent auditors, the independence of such auditors from management of the Company, the annual financial statements of the Company and the Company's system of internal accounting controls. The Audit Committee also reviews such other matters with respect to the accounting, auditing and financial reporting practices and procedures of the Company as it may find appropriate or as may be brought to its attention.

The Company does not have a nominating committee. Nominations for election as directors are made by the full Board of Directors.

BOARD AND COMMITTEE ATTENDANCE

From April 1, 1996 through March 31, 1997, the end of the Company's fiscal year, the Board of Directors held five meetings. Each director attended 75% or more of the total number of meetings of the Board of Directors held during the period for which he has been a director. There was one meeting of the Audit Committee and four meetings of the Compensation Committee held during the fiscal year.

COMPENSATION OF DIRECTORS

Directors who are also officers of the Company receive no additional compensation for their services as directors. Each of the non-employee directors receives an annual retainer of $6,000 for serving on the Board and $500 for each Board or Committee meeting attended, plus out-of-pocket expenses. In addition, under the terms of the Company's 1995 Stock Incentive Plan, each non-employee director receives (i) an automatic grant, upon becoming a director, of 15,000 non-qualified stock options, to vest 25% per year for four years and
(ii) an automatic grant of 7,500 non-qualified stock options each year, on the business day following the date of each annual meeting of stockholders, to vest 25% per year for four years.

                             EXECUTIVE COMPENSATION

The following table sets forth certain information regarding the compensation paid by the Company to the Named Executive Officers who received salary and bonuses in excess of $100,000 during the fiscal year ended March 31, 1997 as well as the previous fiscal year, for all services rendered in all capacities to the Company.

                          SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION(1)
                                            ---------------------
                                                                      ALL
NAME AND PRINCIPAL POSITION          FY     SALARY(2)      BONUS    OTHER(3)
---------------------------          ----   --------      -------   ------
Jacob Inbar, President, Chief        1997   $170,172      $23,000   $6,480
Executive Officer and Chairman       1996    124,729       37,000    5,120
of the Board

Tiberiu Mazilu, Vice President       1997    132,405       16,000    6,480
Custom Products                      1996     97,480       24,000    3,727

Edwin J. McAvoy, Vice President      1997    129,271       16,000    6,480
Sales and Marketing                  1996     97,480       24,000    4,003

Scott T. Behan, Vice President       1997     87,308       15,000    6,462
New Product Development              1996     68,401       20,000    2,271

(1) Other than salary, bonus and the other compensation described herein, the Company did not pay any Named Executive Officer any compensation, including incidental personal benefits, in excess of 10% of such Named Executive Officer's salary.

(2) Salary includes amounts deferred pursuant to the Company's 401(k) plan.

(3) The amounts shown represent Company contributions to the Company's 401(k) plan and profit sharing plans for the benefit of the Named Executive Officer.

OPTION GRANTS IN LAST FISCAL YEAR

None of the Named Executive Officers were granted stock options during the fiscal year ended March 31, 1997.

During fiscal 1997, the Company granted options to other employees to purchase an aggregate of 54,250 shares of Common Stock (of which 4,500 options have terminated), with exercise prices ranging from $12.33 to $20.17 per share, in each case the fair market value of the Common Stock on the date of grant. All such options are subject to vesting over a four year period, with 25% of the options exercisable on each successive anniversary of the date of grant.


OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

The following table sets forth certain information with respect to the unexercised options to purchase Common Stock held by each of the Named Executive Officers as of March 31, 1997:

                                      FISCAL YEAR-END OPTION VALUES
                           NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                          UNDERLYING UNEXERCISED          IN-THE MONEY OPTIONS/SARS
                        OPTIONS/SARS AT FY END (#)            AT FY END ($) (1)
                     ---------------------------------   ---------------------------
                      EXERCISABLE      UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
                     --------------   ----------------   -----------   -------------
Jacob Inbar              145,766(2)          18,280          450,359          56,979
Tiberiu Mazilu             8,184(3)          12,185           25,510          37,981
Edwin J. McAvoy           24,369(3)          12,184           75,958          37,978
Scott T. Behan                --              6,092(3)            --          18,989

(1) Fair market value of the Common Stock as of March 31, 1997 represents the closing trading price of the Common Stock on such date ($3.50 per share) minus the exercise price.

(2) Represents options granted in July and August 1994.

(3) Represents options granted in July 1994.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In fiscal 1995 and 1996, Mr. Inbar loaned or extended existing loans to the Company totaling an aggregate principal amount of $90,000 evidenced by four separate promissory notes. Each loan bore interest at a rate of 6% per annum, with interest only payable annually. The loan was repaid in December, 1995 with a portion of the Company's net proceeds from its initial public offering.

In fiscal 1995 and 1996, Dr. Mazilu loaned or extended existing loans to the Company totaling an aggregate principal amount of $67,500 evidenced by three separate promissory notes. Each loan bore interest at a rate of 6% per annum, with interest only payable annually. The loan was repaid in December, 1995 with a portion of the Company's net proceeds from its initial public offering.

The Company believes that the terms of all transactions between the Company and the stockholders described above are no less favorable to the Company than terms that could have been obtained from third parties. Since December 15, 1995, the date of the completion of the Company's initial public offering, all transactions between the Company and its officers, directors, principal stockholders or their affiliates are subject to approval by the Audit Committee of the Board of Directors.

INDEMNIFICATION

The General Corporation Law of the State of Delaware, the state of incorporation of the Company, and the Bylaws of the Company provide for indemnification of directors and officers. Section 145 of the Delaware General Corporation Law provides generally that a person sued as a director, officer, employee or agent of a corporation may be indemnified by the corporation for reasonable expenses, including attorneys' fees, if, in cases other than actions brought by or in the right of the corporation, he or she has acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation (and in the case of a criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful). Section 145 provides that no indemnification for any claim or matter may be made, in the case of an action brought by or in the right of the corporation, if the person has been adjudged to be liable, unless the Court of Chancery or other court determines that indemnity is fair and reasonable despite the adjudication of liability. Indemnification is mandatory, in the case of a director, officer, employee or agent who has been successful on the merits, or otherwise, in defense of a suit against him or her. The determination of whether a director, officer, employee or agent should be indemnified must be made by a majority of disinterested directors, independent legal counsel or the stockholders.

Directors and officers of the Company are covered under policies of directors' and officers' liability insurance. The directors and officers are parties to Indemnity Agreements (the "Indemnity Agreements"). The Indemnity Agreements provide indemnification for the directors and officers in the event the directors' and officers' liability insurance does not cover a particular claim for indemnification or if such a claim or claims exceed the limits of such coverage. The Indemnity Agreements are generally intended to provide indemnification for any amounts a director or officer is legally obligated to pay because of claims arising out of the director's or officer's service to the Company.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Act"), requires directors, certain officers of the Company and persons holding more than 10% of the Company's Common Stock to file reports concerning their ownership of Common Stock by dates established under the Act and also requires that the Company disclose in the Proxy Statement any non-compliance with those requirements during the fiscal year ended March 31, 1997. Based solely upon a review of reports delivered to the Company for fiscal year 1997, all Section 16(a) filing requirements were satisfied.


                        INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP acted as the independent public accountants for the Company during the fiscal year ended March 31, 1997. Representatives of that firm are expected to be present at the Annual Meeting and will be available to make a statement or respond to appropriate questions. The Company has selected Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending March 31, 1998.


                             STOCKHOLDER PROPOSALS

No proposals have been submitted by stockholders for consideration at the Annual Meeting. Any proposal relating to a proper subject which an eligible stockholder of the Company may intend to present for action at the 1998 Annual Meeting of Stockholders of the Company must be received by March 19, 1998 to be considered for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting. The Board of Directors of the Company will review any proposals from eligible stockholders which it receives by that date and, with the advice of counsel, will determine whether any such proposal will be included in its 1998 proxy solicitation materials under applicable proxy rules of the Securities and Exchange Commission (the "SEC").


                                 OTHER MATTERS

The Company does not know of any business other than that described herein which will be presented for consideration or action by the stockholders at the Annual Meeting. If, however, any other business shall properly come before the Annual Meeting, shares represented by Proxies will be voted in accordance with the best judgment of the persons named therein or their substitutes.

                                 ANNUAL REPORT

The Company's 1997 Annual Report to Stockholders is being mailed to stockholders together with this Proxy Statement. Stockholders are referred to the report for financial and other information about the Company, but such report is not incorporated in this Proxy Statement and is not part of the proxy soliciting material.

                           FORM 10-KSB ANNUAL REPORT


The Company will provide to any stockholder, without charge, a copy of its Annual Report on Form 10-KSB for the fiscal year ended March 31, 1997, including financial statements, filed with the SEC, upon the request of such stockholder. Requests should be directed to AML Communications, Inc., Attention: Investor Relations, 1000 Avenida Acaso, Camarillo, California 93012.

                               By Order of the Board of Directors,


                               /s/ Edwin J. McAvoy
                               ----------------------
                               Edwin J. McAvoy
                               Secretary

Camarillo, California
July 24, 1997

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES FOR CLASS 2 DIRECTOR LISTED BELOW AND IN THE DISCRETION OF THE PROXIES ON MATTERS DESCRIBED IN ITEM 2.


Please mark     [X]
your votes as
indicated in
this example


1. Election of Class 2 Directors        Tiberiu Mazilu, Ph.D., David A. Derby



FOR all nominees                      WITHHOLD
listed (except as                     AUTHORITY
 marked to the                      to vote for all
contrary below)                  nominees listed above

      [ ]                               [ ]


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


--------------------------------------------------------------------------------


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before such meeting and any and all postponements or adjournments thereof.



                                       Please mark this
                                       box if you plan to
                                       attend the meeting.  [ ]



                                            Dated:________________________, 1997

                                            ____________________________________
                                                          Signature

                                            ____________________________________
                                               Title Signature if held jointly

                                            Please sign exactly as the name
                                            appears hereon. When shares are held
                                            by joint tenants, both should sign.
                                            When signing as attorney, executor,
                                            administrator, trustee or guardian,
                                            please give your full title as such.
                                            If a corporation, please sign in
                                            full corporate name by the president
                                            or other authorized officer. If a
                                            partnership, please sign in the
                                            partnership's name by an authorized
                                            person.


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

                           AML COMMUNICATIONS, INC.
                              1000 Avenida Acaso
                              Camarillo, CA 93012

PROXY FOR THE 1997 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 27, 1997

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AML
                             COMMUNICATIONS, INC.

      The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement for the 1997 Annual Meeting of Stockholders, and, revoking all prior proxies, hereby appoints Jacob Inbar and Edwin J. McAvoy, and each of them, as Proxies, each with the power to appoint and substitute, and hereby authorizes each of them to represent and to vote as designated on the reverse side, all the shares of Common Stock of AML Communications, Inc. (the "Company") held of record by the undersigned on July 15, 1997 at the Annual Meeting of Stockholders to be held on August 27, 1997 and any postponements or adjournments thereof.

      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED; HOWEVER, IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES FOR DIRECTOR LISTED AND IN THE DISCRETION OF THE PROXIES ON ALL SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE SUCH MEETING.


                          (Continued on reverse side)


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